FFA P1 P2 P4 02/19

SUPPLEMENT DATED FEBRUARY 1, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2018

franklin founding funds allocation VIP fund

 (a series of Franklin Templeton Variable Insurance Products Trust)

Effective February 15, 2019, the prospectus is amended as follows:

I.  The “Fund Summary – Franklin Founding Funds Allocation VIP Fund– Investment Manager” section on page FFA-S5 of the prospectus is replaced with the following:

Investment Manager

The Fund does not have an investment manager, nor does it pay investment management fees. Franklin Templeton Services, LLC (FT Services), the Fund's administrator, monitors the percentage of the Fund's assets allocated to the underlying funds and periodically rebalances the Fund's portfolio. Effective February 15, 2019, Thomas A. Nelson, CFA and May Tong, MBA, CFA, Portfolio Managers of Franklin Advisers, Inc., will assist FT Services, at no charge to the Fund, in monitoring the underlying funds and the Fund's investment in the underlying funds and assists in the periodic rebalancing.

II. The “Franklin Founding Funds Allocation VIP Fund– Fund Details – Administration” section on page FFA-D9 of the prospectus are replaced with the following:

The portfolio managers responsible for each Fund's management are:

Thomas A. Nelson, CFA   Portfolio Manager of Advisers

Mr. Nelson has been a co-lead portfolio manager of the Fund since 2012. He joined Franklin Templeton Investments in 2007.

May Tong, MBA, CFA   Portfolio Manager of Advisers

Ms. Tong has been a co-lead portfolio manager of the Fund since February 2019. She joined Franklin Templeton Investments in June 2018. Prior to joining Franklin Templeton, Ms. Tong was a portfolio manager and head of portfolio implementation and management for Voya Investment Management’s Multi-Asset Strategies and Solution Teams.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, asset allocation, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.